UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGMENET INVESTMENT COMPANIES

Investment Company Act file number   811-22069

UST Global Private Markets Fund, LLC

(Exact name of registrant as specified in charter)

100 Federal Street
Boston, MA 02110

(Address of principal executive offices) (Zip code)

Bank of America Capital Advisors, LLC
100 Federal Street
Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code:     1-866-921-7951

Date of fiscal year end:   March 31, 2010

Date of reporting period:   September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

UST Global Private Markets Fund, LLC

Financial Statements

(Unaudited)

For the six months ended September 30, 2009

UST Global Private Markets Fund, LLC
For the six months ended September 30, 2009

UST Global Private Markets Fund, LLC
Statement of Assets, Liabilities, and Members’ Equity – Net Assets (Unaudited)
September 30, 2009

Assets

Investments, at fair value (cost $3,563,688) (Note 2)	$3,110,189
Cash and cash equivalents (Note 2)	15,669,855
Capital due from Members	132,500
Interest receivable	654

Total Assets	$18,913,198

Liabilities

Due to Portfolio Funds	418,590

Total Liabilities	418,590

Members’ Equity - Net Assets	$18,494,608

Members’ Equity - Net Assets consists of:
Members’ Capital Paid-in	$18,919,838
Members’ Capital Distributed	-
Inception-to-date realized gains and net investment income	28,269
Accumulated net unrealized (depreciation) on investments	(453,499)

Total Members' Equity - Net Assets	$18,494,608

Units of Membership Interests Outstanding (unlimited units authorized) (Note 2.F)	18,919.84
Net Asset Value Per Unit	$977.52

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Schedule of Investments (Unaudited)
September 30, 2009

Percent Owned (D)	Portfolio Funds (A),(B),(E)	Acquisition Dates (C)	Geographic Region (G)	Commitment	Cost	Fair Value	% of Members' Equity - Net Assets (F)

Leveraged Buyout
0.67%	Charlesbank Equity Fund, L.P.	None	North America	$ 10,000,000	$ -	$ -	0.00%
0.12%	Charterhouse Capital Partners IX, L.P. (H)	1/2009 - 7/2009	Europe	7,320,000	444,001	328,403	1.78%
0.11%	Hellman & Friedman Capital Partners VII, L.P.	None	North America	10,000,000	-	-	0.00%
1.49%	Swander Pace Capital Partners IV, L.P.	12/2008 - 6/2009	North America	5,000,000	1,797,097	1,885,900	10.20%
0.25%	TA XI, L.P.	None	North America	10,000,000	-	-	0.00%
				42,320,000	2,241,098	2,214,303	11.97%
Special Situations
1.78%	Starwood Global Opportunities Fund VIII, L.P. (I)	None	North America	7,000,000	418,590	-	0.00%
				7,000,000	418,590	-	0.00%
Venture Capital
0.79%	Battery Ventures VIII Side Fund, L.P.	08/2008 - 8/2009	North America	2,000,000	604,000	670,000	3.62%
0.83%	Draper Fisher Jurvetson Fund X, L.P.	None	North America	5,000,000	-	-	0.00%
1.63%	Trinity Ventures X, L.P.	3/2009 - 9/2009	North America	5,000,000	300,000	225,886	1.22%
				12,000,000	904,000	895,886	4.84%

	Total Investments in Portfolio Funds			$ 61,320,000	$ 3,563,688	3,110,189	16.82%
	Other Assets & Liabilities (Net)					15,384,419	83.18%
	Members' Equity - Net Assets					$18,494,608	100.00%

(A)	Non-income producing securities, restricted as to public resale and illiquid.
(B)
Total cost of illiquid and restricted securities at September 30, 2009 aggregated $3,563,688. Total fair value of illiquid and restricted securities at September 30, 2009 was $3,110,189 or 16.82% of net assets.

(C)	Acquisition dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	Represents the Fund's capital account balance as a percentage of the Portfolio Funds' total capital or the Fund's commitment as a percentage of the Portfolio Fund's total commitments.
(E)
The estimated cost of the Portfolio Funds at September 30, 2009 for Federal income tax purposes aggregated $3,473,417.  The net and gross unrealized depreciation for Federal income tax purposes is estimated to be $363,228.

(F)	Calculated as fair value divided by the Fund's Net Assets.
(G)	Geographic region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(H)	The commitment to Charterhouse Capital Partners IX, L.P. is €5,000,000. The U.S. Dollar equivalent at September 30, 2009 is $7,320,000.
(I)
The Portfolio Fund had not called any capital from its investors as of September 30, 2009.  Cost has been recorded as pro-rata interest of the transaction costs, financing activities and other expenses incurred by the Portfolio Fund.  Fair Value represents unrealized depreciation of underlying investments in the Portfolio Fund.

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Statement of Operations (Unaudited)
For the six months ended September 30, 2009

Investment Income:

Interest	$4,087

Total Investment Income	4,087

Expenses:

Total Expenses	-

Net Investment Income	4,087

Net Realized and Unrealized Loss on Investments (Note 2.D)

Net change in accumulated unrealized depreciation on investments	(238,437)

Net Realized and Unrealized Loss on Investments	(238,437)

Net Decrease in Members’ Equity – Net Assets Derived From Operations	$(234,350)

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Statement of Changes in Members’ Equity – Net Assets

Period from July 1, 2008 (Commencement of Operations) to March 31, 2009 (Audited)

	Non-Affiliated Members	Affiliated Members (Note 3)	Investment Adviser (Note 3)	Potential Incentive Allocation (Note 3)	Total
Members' committed capital	$77,518,000	$15,000,000	$930,433	$-	$93,448,433

Members' capital at July 1, 2009	$-	$-	$-	$-	$-
Capital contributions	15,418,600	3,000,000	186,086	-	18,604,686
Capital distributions	-	-	-	-	-
Net investment income	20,041	3,899	242	-	24,182
Net change in accumulated unrealized
depreciation on investments	(178,232)	(34,679)	(2,151)	-	(215,062)
Net change in potential incentive
carried interest (Note 3)	-	-	-	-	-
Payments of incentive carried
interest (Note 3)	-	-	-	-	-
Members' capital at March 31, 2009, net	$15,260,409	$2,969,220	$184,177	$-	$18,413,806

For the six months ended September 30, 2009 (Unaudited)

	Non-Affiliated Members	Affiliated Members (Note 3)	Investment Adviser (Note 3)	Potential Incentive Allocation (Note 3)	Total
Members' committed capital	$78,653,000	$15,000,000	$946,190	$-	$94,599,190

Members' capital at April 1, 2009	$15,260,409	$2,969,220	$184,177	$-	$18,413,806
Capital contributions	312,000	-	3,152	-	315,152
Capital distributions	-	-	-	-	-
Net investment income	3,398	648	41	-	4,087
Net change in accumulated unrealized
depreciation on investments	(198,245)	(37,807)	(2,385)	-	(238,437)
Net change in potential incentive
carried interest (Note 3)	-	-	-	-	-
Payments of incentive carried
interest (Note 3)	-	-	-	-	-
Members' capital at September 30, 2009, net	$15,377,562	$2,932,061	$184,985	$-	$18,494,608

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Statement of Cash Flows (Unaudited)
For the six months ended September 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES

Net Decrease in Members’ Equity – Net Assets Derived from Operations	$(234,350)
Adjustments to reconcile Net Decrease in Members’ Equity – Net Assets
Derived from Operations to net cash used in operating activities:
Net change in accumulated unrealized depreciation on investments	238,437
Purchases of Portfolio Funds	(2,165,226)
Decrease in interest receivable	86
Increase in due to Portfolio Funds	418,590

Net (Cash Used) in Operating Activities	(1,742,463)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	315,152

Net Cash Provided by Financing Activities	315,152

Net decrease in cash and cash equivalents	(1,427,311)
Cash and cash equivalents at beginning of period	17,097,166

Cash and Cash Equivalents at End of Period	$15,669,855

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Financial Highlights

	For the six months ended September 30, 2009	Period from the Commencement of Operations (July 1, 2008) through March 31, 2009
Per Unit Operating Performances (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$989.74	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19	1.30
Net realized and unrealized loss on investments	(12.41)	(11.56)
Net decrease in net assets resulting from operations after incentive carried interest	(12.22)	(10.26)

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Capital due to distributions to Members	-	-
NET ASSET VALUE, END OF PERIOD	$977.52	$989.74
TOTAL NET ASSET VALUE RETURN (1), (3)	(1.23%)	(1.03%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period in thousands (000's)	$18,495	$18,414
Ratios to Average Net Assets: (4), (5)
Expenses excluding incentive carried interest (8)	0.00%	0.06%
Net change in incentive carried interest	-	-
Expenses plus incentive carried interest (8)	0.00%	0.06%
Net investment income excluding incentive carried interest	0.04%	0.18%
Portfolio Turnover Rate	-	-

INTERNAL RATE OF RETURNS:
Internal Rate of Return before Incentive Carried Interest, including expenses (6)	(2.18%)	(1.89%)
Internal Rate of Return after Incentive Carried Interest, including expenses (7)	(2.18%)	(1.89%)

(1)	Selected data for a unit of membership interest outstanding throughout the period.
(2)	The net asset value for the beginning period July 1, 2008 (Commencement of Operations) through March 31, 2009 represents the initial contribution per unit of $1,000.
(3)	Total investment return based on per unit net asset value reflects the changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes distributions, if any, were reinvested. The Fund's units are not traded in any market, therefore, the market value total investment return is not calculated.
(4)	Ratios for the six months ended September 30, 2009 are annualized. Ratios do not reflect the Fund's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(5)	The Portfolio Funds' expense ratios have been obtained from audited and unaudited Financial Statements for the year ended
December 31, 2008. The range for these ratios is given below:

Portfolio Funds Ratios	Ratio Range
Expense Ratios excluding incentive carried interest	3.80%-5.05%
Incentive carried interest	-
Expenses plus incentive carried interest	3.80%-5.05%

The Portfolio Funds management fees are 1.0% - 2.5% on committed capital during the initial investment period and typically decrease over time as the Portfolio Funds seek to exit investments. The Portfolio Funds carried interest is 20% - 25% of profits generated by the
Portfolio Funds.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets before Incentive Carried Interest at the end of the period (residual value) as of each measurement date excluding the Investment Adviser.
(7)	The Internal Rate of Return is computed based on the actual date of the cash inflows (capital contributions), out flows (capital and stock distributions), and the ending net assets after Incentive Carried Interest at the end of the period (residual value) as of each measurement date excluding the Investment Adviser.
(8)	Expense ratios do not reflect expenses paid by the Investment Adviser on behalf of the Fund (Note 3).

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

1. Organization

UST Global Private Markets Fund, LLC (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on February 2, 2007. The Fund commenced operations on July 1, 2008. The duration of the Fund is twelve years, with an option on the part of the Board of Managers of the Fund (the “Board” or the “Board of Managers”), with the consent of members of the Fund (“Members”) holding more than 50% of the outstanding units, to extend the term for up to three successive one-year periods, or more if necessary, to permit orderly liquidation.

The Fund’s investment objective is to achieve long-term capital appreciation.  Neither the Fund nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in private equity funds pursuing investment strategies in buyout, venture capital and special situations (distressed debt, mezzanine secondaries, natural resources, opportunistic real estate, royalties and other private equity strategies perceived to be attractive by the Investment Adviser) (collectively, the “Portfolio Funds”).  The Portfolio Funds are not registered as investment companies under the Investment Company Act.

U.S. Trust Hedge Fund Management, Inc., or an affiliate, serves as the Special Member of the Fund pursuant to the Limited Liability Company Agreement of the Fund (the “Company Agreement”) (the “Special Member”). Bank of America Capital Advisors LLC (the “Investment Adviser”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended that serves as the investment adviser of the Fund.  The Investment Adviser, subject to supervision by the Board, has overall responsibility for the investment selection, management and operation of the Fund.  The Investment Adviser has made an investment in the Fund in exchange for 189.239 units or approximately 1.00% of the Fund’s net assets.

The Investment Adviser was created in 1998 principally to serve as an investment manager and adviser for third-party investors and Bank of America Corporation (“Bank of America”) affiliates desiring investments in the private equity asset class.  The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Investment Adviser and the Special Member are indirect wholly-owned subsidiaries of Bank of America.  Bank of America is a bank holding company and a financial holding company that provides a diverse range of financial services and products.

Pursuant to the Fund’s confidential private placement memorandum (the “Private Placement Memorandum”), the business and affairs of the Fund are monitored and overseen by the Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies.  Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies and are consistently followed in the preparation of the financial statements.  U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

A. Cash and Cash Equivalents

Cash and cash equivalents consist of deposits with PNC Bank, N.A. All highly liquid short-term investments, if any, are listed separately on the Schedule of Investments.

B. Investment Valuation

The Fund will compute its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Valuation Committee of the Board, (the “Valuation Committee”). In determining its net asset value, the Fund will value its investments as of such quarter-end.

The Fund’s investments are reported at fair value, which is defined below.  The Board and the Valuation Committee have approved procedures pursuant to which the Fund values its investment in Portfolio Funds subject to the review and supervision of the Board and Valuation Committee.  In accordance with these procedures, fair value of investments in the Portfolio Funds takes into consideration all available information and other factors that the Board and Valuation Committee deems pertinent.  Generally, the Board and Valuation Committee will use valuations reported to the Fund by the managers of these Portfolio Funds as an input, and the Fund, Board or Valuation Committee may reasonably determine that additional factors should be considered that were not reflected.  The value of the Fund’s investments determined using the Fund’s procedures may differ from the value reported by the Portfolio Fund.  Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).  The three levels of the fair value hierarchy are as follows:

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

2. Significant Accounting Policies (continued)

B. Investment Valuation (continued)

•	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 - Inputs that are unobservable.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  The Fund generally uses the capital balance reported by the Portfolio Funds as the primary input to its valuation; however adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interests, any potential clawbacks by Portfolio Funds and the fair value of the Portfolio Fund’s investment portfolio or other assets and liabilities.

An individual Portfolio Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the Fund, Board and Valuation Committee.  The Fund, Board and Valuation Committee considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market.  The categorization of a Portfolio Fund within the hierarchy is based upon the pricing transparency of that Portfolio Fund and does not necessarily correspond to the Fund’s perceived risk of that Portfolio Fund.

Substantially all of the Fund’s investments in Portfolio Funds have been classified within level 3, and the Fund generally does not hold any investments that could be classified as level 1 or level 2, as observable prices for such investments are typically not available.  The Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors.  Accordingly, the Fund generally holds interests in such Portfolio Funds for which there is no active market.  These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as level 3.  Assumptions used by the Fund, Board or Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Fund’s results of operations.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

2. Significant Accounting Policies (continued)

B. Investment Valuation (continued)

The following table presents the investments carried on the Statement of Assets, Liabilities, and Members’ Equity - Net Assets by level within the valuation hierarchy as of September 30, 2009.

	Unadjusted quoted prices in active markets for identical securities (Level 1)	Quoted prices which are not active, or inputs that are observable (Level 2)	Prices, inputs or modeling techniques that are both significant to the fair value measurement and unobservable (Level 3)	Total

Assets:
Investments in Portfolio Funds	-	-	$3,110,189	$3,110,189

Totals	-	-	$3,110,189	$3,110,189
Liabilities:

Investments in Portfolio Funds	-	-	-	-

Totals	-	-	-	-

The following table includes a roll-forward of the amounts for the six months ended September 30, 2009 for investments classified within level 3.  The classification of an investment within level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Prices, inputs or modeling techniques that are both significant to the fair value measurement and unobservable (Level 3)
Balance as of 4/1/09	$1,183,400
Net change in accumulated unrealized depreciation on investments	(238,437)
Net purchases/(proceeds)	2,165,226
Net transfers in and out of Level 3*	-
Balance as of 9/30/09	$3,110,189

*Transfers in and out of Level 3 are valued at the beginning of the period value.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations.  The net unrealized depreciation for the six months ended September 30, 2009 for level 3 investments was an increase of $238,437.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

2. Significant Accounting Policies (continued)

B. Investment Valuation (continued)

Under U.S. GAAP the Fund must determine whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities).  The Fund must also provide guidance on identifying circumstances that indicate whether or not a transaction, with regards to such an asset or liability, is orderly.  In its consideration, the Fund must consider inputs and valuation techniques used for each major category of investments with “major category” being defined as investment type.  Refer to the Fund’s Schedule of Investments for additional information on the Fund’s investments in Portfolio Funds.

C. Short-term Investments

The Fund may invest in short-term notes that are stated at amortized cost, which approximates fair value. At September 30, 2009, the Fund did not invest in short-term notes.

D. Security Transactions and Investment Income

The Fund will initially record distributions of cash or in-kind securities at fair value from Portfolio Funds based on the information from distribution notices when distributions are received. Thus, the Fund would recognize within the Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received regarding distributions, from managers of the Portfolio Funds.  Unrealized depreciation on investments, within the Statement of Operations, includes the Fund’s share of unrealized gains and losses, realized undistributed gains, and the Fund’s share of undistributed net investment income or (loss) from a Portfolio Fund for the relevant period.

Portfolio Funds may make in-kind distributions to the Fund, and, particularly in the event of a dissolution of a Portfolio Fund such distribution, may contain securities which are not marketable.  While the general policy of the Fund will be to liquidate such investment and distribute proceeds to the Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Fund.

E. Income Taxes

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund is not be subject to income tax. Rather, each Member, in computing income tax, will include its allocable share of the Fund items of income, gains, losses, deductions and expenses.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

2. Significant Accounting Policies (continued)

E. Income Taxes (continued)

The cost of the Portfolio Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Portfolio Funds.  As of September 30, 2009, the Fund has not received information to determine the tax cost of the Portfolio Funds as of September 30, 2009.  Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2008, and after adjustment for purchases and sales between December 31, 2008 and September 30, 2009, the estimated cost of the Portfolio Funds at September 30, 2009 for federal tax purposes is $3,473,417.  The resulting estimated net unrealized depreciation for tax purposes on the Portfolio Funds at September 30, 2009 is $363,228.

Management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F. Contribution and Distribution Policy

Units are issued when contributions are paid.  Distributions are recorded on the ex-dividend date to unit holders of record on the record date.

G. Restrictions on Transfer

Interests of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its interests without the prior written consent of the Board which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

H. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees referred to as an allocation. In addition to the Fund level expenses shown on the Fund’s statement of operations, Members of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Portfolio Fund when available.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

2. Significant Accounting Policies (continued)

I. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars.  Generally, assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, realized gains or losses, income and expenses are translated at the transaction date exchange rates.  The Fund currently has one investment in a Portfolio Fund denominated in Euros.  The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

J. Incentive Carried Interest

The carried interest is not earned by the Special Member until 125% of all drawn capital commitments are returned to the Members (including the Special Member).  After a 125% return of all drawn commitments has been made, all future distributions will be split 90% to Members (including the Special Member) pro rata in accordance with their respective capital contributions and 10% to the Special Member (the “Incentive Carried Interest”).  The Special Member will not collect any of the carried interest that it may have earned until after the fourth anniversary of the final closing (the anticipated time frame in which all, or substantially all, of the commitments that the Fund intends to invest will have been drawn).  Incentive Carried Interest is accrued based on hypothetical liquidations each quarter-end as an allocation of profits, to the extent there is an amount to be accrued.

The Incentive Carried Interest will, generally, not be allocated to the Special Member until it could be paid.  The Statement of Changes in Members’ Equity – Net Assets discloses that amount payable and paid to the Special Member in the period in which it occurs.

K. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

3. Management Fee, Administration Fee and Related Party Transactions

Under the advisory agreement approved by the Board on September 11, 2009, the Fund pays the Investment Adviser a fee of 1.5% on capital commitments of Members (the “Advisory Fee”), with an annual 10% step-down (the “Step-down”) starting on the third anniversary of the final closing and continuing until the Advisory Fee reaches 0.25%.  It is expected that the final closing will occur on or about December 31, 2009, which means that the Step-down will start on January 1, 2013.No Advisory Fee will be paid by the Fund until the final closing.  As more fully described in Note 4, after Members have received distributions equal to 125% of their drawn commitments, all future distributions will be split 90% to Members (including the Special Member) pro rata in accordance with their respective drawn commitments and 10% to the Special Member. The Incentive Carried Interest is paid in addition to the Advisory Fee. At September 30, 2009, the accrued and unpaid Incentive Carried Interest was $0.

The Investment Adviser bears all costs incurred with providing investment advisory and administrative services to the Fund.  The Investment Adviser will also bear all of the Fund’s organizational expenses, expenses relating to the offer and sale of units (except for placement fees), and Fund expenses until the final closing.  From the commencement of operations (July 1, 2008) through September 30, 2009, expenses paid for on behalf of the Fund total $725,445.

Effective October 23, 2009, Merrill Lynch, Pierce, Femer & Smith Incorporated (“MLPFS”) replaced Banc of America Investment Services, Inc. (“BAI”) as the placement agent to the Fund (the “Placement Agent”).  MLPFS is compensated for providing its services by receiving a placement fee.In connection with the subscription, certain Members are required to pay a placement fee (sales load) as follows: (i) 2% of the aggregate capital commitment amount if such Member’s capital commitment is less than $250,000; or (ii) 1% of the aggregate commitment amount if such Member’s capital commitment is equal to or greater than $250,000, which fee is the same as the fee that was payable to BAI under its placement agent agreement with the Fund.  There is no placement fee for purchases of Interests by or on behalf of accounts for which the Placement Agent or the Investment Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity or by individuals who are employees of Bank of America at the time of their commitment.  From the commencement of operations (July 1, 2008) through September 30, 2009, BAI has received $353,610 in placement fees.

Pursuant to an Administrative and Accounting Services Agreement, the Fund retains J.D. Clark & Company (the “Administrator”), as administrator, accounting agent, tax preparer, and investor services agent.  In consideration for these services, the Fund pays the Administrator a variable fee between 0.0125% and 0.0250%, based on average quarterly net assets subject to a minimum quarterly fee.  The Administrator is a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation that provides all aspects of mutual fund and alternative investment services.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

3. Management Fee, Administration Fee and Related Party Transactions (continued)

The Board is made up of three managers each of whom is not an “interested person” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Currently, the Independent Managers are each paid an annual retainer of $5,000 ($6,000 for the Chairperson of the Board and $5,500 for the Chairperson of the Audit Committee) and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board ($2,500 for the Chairperson of the Board); $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $750 for each Audit Committee meeting (whether held in-person or by telephone).  The Independent Managers are also reimbursed for travel-related expenses.  The Board does not have a compensation committee.

An “affiliated person” (as defined in the Investment Company Act) of another person means (A) any person directly or indirectly owning, controlling, or holding with power to vote, 5 per centum or more of the outstanding voting securities of such other person; (B) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of September 30, 2009, one member had an ownership of approximately 15.86% of the Fund’s total commitments and is deemed an “affiliated member” (the “Affiliated Member”). There are no other affiliations between the Affiliated Member and the Fund other than by virtue of the commitments made.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Fund invests and with companies in which the Portfolio Funds invest.

4. Allocations of Capital and Net Profits or Net Losses to Members

A.	Capital contributions shall be credited to each Member’s capital account when paid. Capital contributions will be determined based on a percentage of commitments.
B.
Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to the Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with the Member’s respective percentage interest, as defined in the Company Agreement. Distributions from the Fund are made in the following priority:

a.	a 125% return of all drawn commitments to Members (including the Special Member) until all the drawn commitments are returned to Members; and
b.
a 90%/10% split between the Members (including the Special Member) and the Special Member. The Special Member will not collect any of the Carried Interest that it may have earned until after the fourth anniversary of the final closing.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

  4. Allocations of Capital and Net Profits or Net Losses to Members (continued)

C.
The net profits or net losses of the Fund are allocated among the Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation such that it would follow the distributions outlined above in Note 4(B).

5. Capital Commitments of Fund Members to the Fund

As of September 30, 2009, each Member participating in the first, second and third close, including the Investment Adviser, has contributed 20% or $18,919,838 of the total of $94,599,190 in capital commitments to the Fund.  The Fund did not collect approximately $132,500 or 0.70% of the amount called from inception-to-date.  In accordance with the provisions of the Company Agreement and as disclosed in the Private Placement Memorandum, the Fund reserves the right to (a) exclude defaulting Members from future capital calls and (b) allocate expenses incurred to those Members who are in default of their capital call to the extent allowable and permitted under applicable law.

6. Capital Commitments of the Fund to Portfolio Funds

As of September 30, 2009, the Fund had unfunded investment commitments to Portfolio Funds totaling $58,181,194 as listed:

Portfolio Funds:	Commitment	Unfunded Commitment
Battery Ventures VIII Side Fund, L.P.	$2,000,000	$1,396,000
Charlesbank Equity Fund VII, L.P.	10,000,000	10,000,000
Charterhouse Capital Partners IX, L.P.*	7,320,000	6,854,177
Draper Fisher Jurvetson Fund X, L.P.	5,000,000	5,000,000
Hellman & Friedman Capital Partners VII, L.P.	10,000,000	10,000,000
Swander Pace Capital Partners IV, L.P.	5,000,000	3,231,017
Starwood Global Opportunities Fund VIII, L.P.	7,000,000	7,000,000
TA XI, L.P.	10,000,000	10,000,000
Trinity Ventures X, L.P.	5,000,000	4,700,000
Total	$61,320,000	$58,181,194

* The commitment made to Charterhouse Capital Partners IX, L.P. is €5,000,000.  The U.S. dollar equivalent at September 30, 2009 is $7,320,000.  The remaining commitment is €4,681,815 or U.S. dollars $6,854,177.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

7. Description of Portfolio Funds

Due to the nature of the Portfolio Funds, the Fund cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Fund has no right to demand repayment of its investment in the Portfolio Funds.

8. Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund.  Accordingly, the unfunded commitments disclosed under Note 6 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentration of Market, Credit and Industry Risk

The Fund may make investments which are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk.  Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions.  Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices.  The Fund may have a concentration of investments, as permitted by the private placement offering memorandum, in a particular industry or sector.  Investment performance of the sector may have a significant impact on the performance of the Fund.  The Fund investments are also subject to the risk associated with investing in private equity securities.  The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, or operations in new or developing industries.

Further, a significant portion of Portfolio Fund assets may become investments in public securities through initial public offerings and acquisitions by public companies.  These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds.  These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

UST Global Private Markets Fund, LLC
Notes to Financial Statements (Unaudited)
September 30, 2009

9. Concentration of Market, Credit and Industry Risk (continued)

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the Fund will be subject indirectly to such risks through its investment in the Portfolio Funds.  However, due to the nature of the Fund’s investments in Portfolio Funds, such risks are limited to the Fund’s capital balance in each such Portfolio Fund.

10. Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of September 30, 2009, through November 25, 2009, which is the date these financial statements were available to be issued.  For the period October 1, 2009 to November 25, 2009 the Fund has noted the following:

Fund Investments	Contributions
Battery Ventures VIII Side Fund, L.P.	$186,000
Starwood Global Opportunities VIII, L.P.	$1,599,911
Trinity Ventures X, L.P.	$200,000
Charterhouse Capital Partners IX	€42,326

UST Global Private Markets Fund, LLC
Supplemental Information
September 30, 2009

Advisory Agreement Approval

The Advisory Agreement between the Fund and the Investment Adviser had an initial term of two years. The agreement provides that it may be continued in effect from year to year thereafter subject to approval by: (i) the Board; or (ii) vote of a majority of the outstanding voting securities, as defined by the Investment Company Act, of the Company; provided that, in either event, the continuance must also be approved by the Managers who are not "interested persons," as defined by the Investment Company Act, of the Company (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement for an additional annual period was approved by the Board, and by the Independent Managers, at a meeting held in person on September 11, 2009. The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of the Investment Adviser.

In determining whether to approve the continuance of the Advisory Agreement, the Board considered information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement.  The Independent Directors reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates, personnel, operations and financial condition.

In particular, the Board considered the nature, extent and quality of services rendered to the Fund by the Investment Adviser and the investment performance of the Fund based on the data provided to the Board.  The Board determined that in light of the data taken as a whole and the nature and stage of the Fund’s investment program, the investment performance was reasonable and acceptable.

The Board reviewed and considered the qualifications of the current and anticipated portfolio managers to manage the portfolio of the Fund, including their history managing private equity fund investments and the background and expertise of the key personnel and amount of time they would be able to devote to the Fund’s affairs.  The Board concluded that, in light of the particular requirements of the Fund, it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio management team.

The Board further noted that since the Fund does not pay any fees and expenses, including advisory fees until the final close of the Fund, review of the Investment Adviser's profitability derived from its relationship with the Fund is not a relevant factor to be considered at this time. However, the Board considered and determined that the Investment Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act and the Advisory Agreement.

UST Global Private Markets Fund, LLC
Supplemental Information
September 30, 2009

Advisory Agreement Approval (continued)

In reviewing the fees or other payments to be received by the Investment Adviser under the Advisory Agreement, the Board considered the Investment Adviser's proposal to reduce the advisory fee for the Fund.  The Board noted that the proposed reduction was a result of the Adviser previously agreeing to adjust the advisory fee in the event that the Fund did not raise $300 million in capital commitments from its investors.  The Board reviewed the proposed new advisory fee (the "New Advisory Fee"), the effective investment advisory fee rate that would be paid by the Fund and the appropriateness of such advisory fee.  The Board also reviewed and considered comparison of fees charged by investment advisers to fund peers of the Fund and concluded that the New Advisory Fee was within the range of fees charged by the other funds.  The Board then approved New Advisory Fee.  The Board also considered and reviewed information regarding brokerage, observing that the Fund infrequently engages in transactions in the public securities markets.

With regard to economies of scale, the Board noted that, since the Fund fell short of raising $300 million in commitments from investors, and, as a closed-end fund, it is not designed to increase in size, considerations as to economies of scale were not relevant to the Board's consideration of the appropriateness of the advisory fee.

In addition to the above factors, the Board also discussed other benefits received by the Investment Adviser from its management of the Fund, including the ability (i) to create asset allocation strategies; (ii) to provide a broad product menu for financial advisers; and (iii) to market its advisory services for similar products.

Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Fund and its members to continue in effect the Advisory Agreement for an additional annual period.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Not applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     UST Global Private Markets Fund, LLC

By (Signature and Title)         /s/ James D. Bowden
James D. Bowden, Principal Executive Officer

Date   December 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                     /s/ James D. Bowden
James D. Bowden, Principal Executive Officer

Date   December 10, 2009

By (Signature and Title)                      /s/ Steven L. Suss
Steven L. Suss, Principal Financial Officer

Date   December 10, 2009